                                                                   EXHIBIT 10.25

                                PROMISSORY NOTE
                                                             Ann Arbor, Michigan

$47,303                                                          Date:  10/20/93
                                                                      ----------

1. As payment for the purchase of common stock in Aastrom Biosciences, Inc., a Michigan corporation ("Aastrom"), the undersigned, Stephen G. Emerson ("Maker"), hereby promises to pay to the order of Aastrom, at Ann Arbor, Michigan, or at such other place as Aastrom may direct in writing, the principal amount of Forty Seven Thousand Three Hundred Three dollars ($47,303), together with interest on the outstanding principal balance owing from time to time at the rate of six percent (6%) per annum.

2.   Accrued interest shall be payable on each anniversary date of this Note.

3. The principal and all unpaid accrued interest owing on this Note shall mature and be fully due and payable on the third anniversary of the date of
                                                -----------------
     this Note. Maker may prepay any or all of the principal and interest owing on this Note at any time, without penalty or premium.

4.   If any installment of interest owing on this Note is not paid within ten
     (10) days after Maker receives a written notice of default, then Aastrom may accelerate the maturity date and declare all sums of principal and accrued interest immediately due and payable.

5. If this Note is not paid when due, Maker promises to pay all costs incurred by Aastrom in collecting amounts due on this Note, including reasonable attorney's fees.

6. Payments owing on this Note shall be payable in lawful money of the United States of America. This Note has been executed and delivered by Maker in the State of Michigan, and shall be governed by and construed in accordance with the laws of the State of Michigan.

7. As collateral security for the performance of maker's obligation to pay this Note, Maker hereby grants to Aastrom a security interest in the shares of common stock in Aastrom which Maker is purchasing with this Note, namely 388,031 shares of common stock (the "Shares"). As the secured party having a security interest in the Shares, Aastrom shall have all rights of a secured party pursuant to the Michigan Uniform Commercial Code. To perfect Aastrom's security interest in the Shares, Maker hereby authorizes Aastrom to retain physical possession of the Certificate evidencing the Shares, and Maker hereby delivers to Aastrom a "Stock Assignment Separate from Certificate" signed by Maker, and Aastrom is authorized to utilize said Assignment if, and only if, there is a default on this Note and Aastrom pursues its remedies to foreclosure upon its security interest in the Shares in accordance with applicable law. In the event Maker desires to sell some of the Shares prior to Maker's paying off this Note, Maker must use all of the proceeds of such a sale (up to the outstanding balance owing on this Note) to make payments on this Note; and Maker shall be entitled to a partial release of Aastrom's security interest in the Shares to permit such a sale.

8.   Full Recourse Note.  Maker acknowledges that Maker has personal liability
     ------------------
     on this Note, that this Note is a "full recourse" note, and that Maker's liability on this Note is not limited to the value of the Shares.

MAKER:

/s/ STEPHEN G. EMERSON
----------------------
Stephen G. Emerson

                       FIRST AMENDMENT TO PROMISSORY NOTE

     This Amendment (the "Amendment") to the Promissory Note (the "Note") dated October 20, 1993, payable to Aastrom Biosciences, Inc., a Michigan corporation (the "Company"), executed by Stephen G. Emerson ("Maker"), is dated as of October 30, 1996.

     WHEREAS, Section 3 of the Note provides that all principal and accrued but unpaid interest is due and payable on the third anniversary of the date of the Note (i.e. October 20, 1996).

     WHEREAS, the Company desires to amend the Note to provide that all principal and accrued but unpaid interest shall be due and payable on June 30, 1997.

     NOW, THEREFORE, the Company hereby amends the Note as follows:

               1. Section 3 of the Note is hereby amended to read in its entirety as follows:

               "The principal and all unpaid accrued interest owing on this Note shall mature and be fully due and payable on June 30, 1997.
               Maker may prepay any or all of the principal and interest owing on this Note at any time without penalty or premium."

                2. All other provisions of the Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of the date set forth above.



                                    AASTROM BIOSCIENCES, INC.


                                    By:    /s/ R. Douglas Armstrong
                                          ----------------------------------
                                          R. Douglas Armstrong,
                                          President and CEO